CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Miller, President & Chief Executive Officer of First Financial Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    June 7, 2004            /S/ STEPHEN C. MILLER
     --------------------        -------------------------------
                                 Stephen C. Miller, President &
                                 Chief Executive Officer
                                 (principal executive officer)


I, Carl D. Johns, Vice President and Treasurer of First Financial Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    June 4, 2004            /S/ CARL D. JOHNS
     ---------------------       --------------------------------------------
                                 Carl D. Johns, Vice President and Treasurer
                                 (principal financial officer)